UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
September 15, 2006

National City Bank, as Seller

National City Credit Card Master Trust

United States	000-26342	N/A

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1900 East 9th Street
Cleveland, Ohio		44114-3484

(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code (216) 222-2000

N/A

Former Name or Former Address, if Changed Since Last Report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

     For the Distribution Date of September 15, 2006. The Bank of New York, as Trustee, made the monthly payments to Certificateholders in the Monthly Certificateholders’ Statements.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired.

Not applicable

(b)	Pro forma financial information

Not applicable

(c)	Exhibits

     The following is filed herewith. The exhibit numbers correspond with Item 601 of Regulation S-K.

Exhibit No.	Description

20.1	Series 2002-1 Monthly Certificateholders’ Statement dated September 13, 2006

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONAL CITY BANK, as Servicer of National City Credit Card Master Trust
By:	/s/ Russell A. Cronin, Jr.
	Name:	Russell A. Cronin, Jr.
	Title:	Senior Vice President

Dated: September 29, 2006